FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/   /

Pre-Effective Amendment No.:

/   /

Post-Effective Amendment No.:

 1 3

/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 /   /

Amendment No.:

  1 7

/X/

(Check appropriate box or boxes.)

StockCar Stocks Mutual Fund, Inc. - File Nos. 333-53683 and 811-8791

(Exact Name of Registrant as Specified in Charter)

2692 Madison Road, Cincinnati, OH  45208

(Address of Principal Executive Offices)                  (Zip Code)

Registrant’s Telephone Number, including Area Code:   1-800-494-2755

Summit Services, Inc. 2692 Madison Road, Cincinnati, OH  45208

 (Name and Address of Agent for Service)

With copy to:

Donald S. Mendelsohn, Thompson Hine LLP,

312 Walnut Street, Suite 1400, Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

/__/  immediately upon filing pursuant to paragraph (b)

/__/  on [_________] pursuant to paragraph (b)

/   /  60 days after filing pursuant to paragraph (a)(1)

/   X  /  on February 1, 2007 pursuant to paragraph (a)(1)

/    /  75 days after filing pursuant to paragraph (a)(2)

/    /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/   / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

STOCKCAR STOCKS INDEX FUND

Investing in the companies that support

America's #1 spectator sport

Prospectus

February 1 , 200 7

Summit Wealth Management, Inc.

Investment Adviser

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

PACE LAP:  THE RISK/RETURN SUMMARY

●

Victory Lane:  The StockCar Stocks Index Fund’s Investment Objectives

●

The Groove:  The Fund’s Investment Strategy

●

Red and Yellow Flags

-

The Risks of Investing in the Fund

-

Is the Fund Right for You?

-

Fund Performance

-

Fees and Expenses

GARAGE PASS:  INSIDE THE STOCKCAR STOCKS INDEX FUND

●

Green Flag

-

How the Fund Operates

●

Going Flat Out

-

How the Fund Invests

-

That Other 5%

●

The Engine

-

Index Investing

-

The StockCar Stocks Index

STOCKCAR STOCKS INDEX FUND TEAM:  MANAGEMENT OF THE FUND

●

The Driver

     -    The Fund’s Investment Adviser

●

The Crew

     -     The Fund’s Administrator

A FINAL CHECK:  IMPORTANT FUND DETAILS

●

The Fund’s Place in the Race

     -    Calculating the Daily Share Price

●

The Purse

     -    How the Fund Pays Out Dividends and Distributions

     -    Taxes on Your Fund Investment

●

Track Record

     -    Financial Highlights

MANAGING YOUR FUND SHARES

●

In the Driver’s Seat

●

Start Your Engines

●

Refueling

●

Checkered Flag

●

VIP Treatment

STOCKCAR STOCKS INDEX FUND

WE INVEST IN THE COMPANIES THAT SUPPORT NASCAR'S NEXTEL CUP SERIES, INCLUDING SPONSORS OF TEAMS THAT RACE IN THE NEXTEL CUP SERIES.

PACE LAP: THE RISK/RETURN SUMMARY

VICTORY LANE: THE STOCKCAR STOCKS INDEX FUND’S INVESTMENT OBJECTIVES

The Fund seeks GROWTH OF CAPITAL and CURRENT INCOME by investing in the companies of the STOCKCAR STOCKS INDEX.

A Look Under the Hood. The Fund aims to increase the value of your investment in two ways:  through an increase in the price of the stocks in which the Fund invests (that’s known as GROWTH OF CAPITAL) and passing along the dividends paid by the companies in which the Fund invests   (that’s CURRENT INCOME).

THE GROOVE: THE FUND’S INVESTMENT STRATEGY

The Fund invests in the companies of the StockCar Stocks Index (the "Index").* The Index consists of 51 companies that support NASCAR's Nextel Cup Series.  The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races,  or they earn money from NASCAR  Nextel  Cup  events.

A  Look Under the Hood.  The StockCar Stocks Index is a price-sensitive, equal-weighted  stock  index. Equal-weighted means that on January 1  of  each  year,  each  listed company  typically makes up the same percentage of the Index.  The Fund invests based on the Index.  On January 1, 200 7 there were __ companies in the Index.

A Look Under the Hood

"NASCAR" is the trademark of the National Association for Stock Car Auto Racing. NASCAR  is  a  privately held company.  No investment in NASCAR is being offered through  this Fund.  NASCAR does not sponsor, endorse, sell or promote the StockCar Stocks Index Fund or the StockCar Stocks Index. Nor does NASCAR make any representation regarding the advisability of investing in the  StockCar Stocks Index Fund.

------------

*    To own all the stocks in the StockCar Stocks Index, we estimate the  Fund  would need at least $25 million.  As of January1, 200 7 , the Fund had $ ___ million in assets. Until the Fund reaches $25 million in  assets, we may buy  a  selection  of  stocks  - and other securities - chosen to track the Index  as  closely  as possible. We can't guarantee that our selection will come  close  to  matching  the  Index's  performance.

Please  note that the discussion of investment strategies and risks in this prospectus  applies principally to  the Fund's mature phase when it has $25 million or more  invested.

In  some  cases,  a  lead  race  team  is not a sole sponsorship, but rather  is a joint arrangement involving  two  separate  companies.  For  example, Cingular Wireless  is  a  joint-venture  of BellSouth Corp. and AT&T, which  means  that  each of those companies has half-the-normal weighting in the Fund.  Therefore,  the Fund has [__] positions, meaning that [__] companies are full weightings  and  the  two companies mentioned above are half-weighted positions. Each of the Fund's [__] full positions in the companies comprising the Index would account for about 2.00% of the total assets of the Fund, while the two positions in  the  joint venture would each account for about 1.00% of the total assets of the  Fund.

The Index also is price-sensitive. This means that the actual percentage of each company  in the Index will change during the year because stock prices go up and down. A better performing stock will grow to be a higher percentage of the Index during  the  year and an underperforming  stock will be a smaller percentage. The Fund  buys or sells stocks in accordance with the current Index for each trading day.

During  the year, new companies that belong in the Index are added at the end of each calendar  quarter. Similarly, companies that no longer belong in the Index are  removed at the end of each calendar quarter and the Fund sells the stock of those  companies. Then,  on  January 1 of each year, the Index and the Fund are rebalanced  and  the  process  repeats.

RED  AND  YELLOW  FLAGS

The Risks of Investing in the Fund

Your  Basic  Red  Flag

Like  stock  cars  themselves,  the Fund makes no guarantees. Investing in the Fund  is not exactly a spin around the block. It's more like driving on a speedway. Follow the rules of the  road  in  the  neighborhood and you should get by. Play by the rules on the speedway and you still might crash. You could lose part or even all of the money you  invest  in  the  Fund,  just  as  you  can  with  any  mutual  fund.

Yellow  Flags:  Possible  Causes  of  Loss  in  the  Fund

The prices of  the  stocks in which the Fund invests may fall. The price of a company's stock may fall because of problems at the company. A price decline also may  have little or no basis in fact - the price may fall just because investors suspect the company may have problems.

Then  again,  declining  stock  prices  may  have nothing to do with events at a particular  company,  but  may  result  from  changing  stock market or economic conditions,  actions  on  the  part  of the U.S. government or other governments around  the  world,  or  from a simple lack of investor confidence. In the past, stocks and the stock market have recovered, but some of these slumps have lasted for  months  and  even  years.

Stock  prices  for  small- and medium-size companies tend to fluctuate more than stock  prices for large companies.  Approximately 20% of the stocks in the Index are  stocks  of  small- and medium-size companies. Stocks in such companies have often  suffered  more  in  stock  market  slumps than large company stocks. They usually  don't  have  as  many  resources  as  large companies to tide them over through hard times. What's more, investors are usually less willing to put their money  into  small-  and  medium-size  company  stocks.  That  may  mean a small company's  stock  price may fall relatively farther than a large company's stock price  before  sellers  can  find  investors  willing  to  buy.

We  invest  in  the  stocks in the Index. We do not research the outlook for the companies in which we invest,  and we do not avoid stocks that we think won't do well. In  investing,  as  in  stock car racing, points you've earned at the end of the race matter more than your standing at the end of any lap. That's the philosophy behind  index  investing.  It  makes  for  a  simple race plan: We invest in the companies  listed  in  the  Index  and  we  stay  invested  in  them.

That  describes  what  index  investing  does. And it means there's one thing it doesn't  do:  An  index  fund  doesn't  do research that will help predict which stocks  will  break  away  from the pack or which will lag behind. Over the long haul,  indexers  believe  that  the simplicity and consistency of their approach of investing  in a group of companies and sticking with them-will pay off. But that means an index fund makes no effort to avoid stocks that may trail the field.

The  companies  that make up the Index may change, which could affect the Fund's performance.  NASCAR  Nextel  Cup's sponsors and supporters may change from year to  year.  These  changes  usually  result from everyday business decisions. For example,  a company's marketing campaign to NASCAR fans may have run its course. Changes like that could mean that well-established companies with strong track records  are  leaving  the Index,  and companies without such strong records are replacing  them. Of course, it also could mean just the opposite: that stronger companies  are  replacing  the  companies  leaving  the  Index. In either case, according  to  our  investment  policy, the Fund would have to invest in the new companies in the next calendar quarter and sell its stock in the companies that leave the Index at the end of the calendar year. That strategy could slow Fund performance.

A  related  risk  is that the popularity of the NASCAR Nextel Cup Series, or the teams  that  race  in  it, may decline among fans and sponsors. If that happens, fewer  companies  or  weaker  companies  might  be  listed  in  the  Index.

The  Fund  runs a greater risk of loss than a fund that invests in a wider range of  stocks.  A  rule  of  investing  says  that  the more widely you spread your investments,  the  less likely one bad investment will damage you. If you divide your investments equally between two companies and one goes out of business, you lose half your money. If you divide your investments equally among 100 companies and  one  goes  out  of  business,  you  lose  only  1%.

By the same token, if you invest equally in two stocks and one doubles in price, it increases the total value of your investment by 50%. If you invest equally in 100  stocks  and  one doubles in price, it would increase the total value by 1%. The  rules  apply, of course, whether you invest $1,000 or $1 million. While the stocks  that  make  up  the Index represent many industries, the Fund can invest only  in  those  stocks  listed in the Index. Therefore, it has a higher risk of loss  than  a  mutual  fund that can spread its investments, and its risks, more widely.

Is the Fund Right for You?

You  should  consider  investing  in the Fund if you are looking to increase the value  of  your investment over the long term. That last part is important. Over longer periods - five years or more - stocks have usually done better than other financial investments, like bonds. But stock prices change from day to day, much more  so  than  bonds,  and  sometimes  by  quite  a  lot.  That  fact  has  two consequences:

●

The value of an investment in the Fund, which itself invests almost totally in  stocks,  will  rise  and  fall  more  than  an  investment that is less concentrated  in  stocks; and

●

Because  daily price variation is constant and the performance of  stocks  builds up slowly, your risk of loss is greater if you invest in the  Fund  for  just  a  short  time.

Fund Performance

The  bar  chart  below shows the total return of the Fund for each calendar year since inception.  The bar chart provides an indication of the risks of investing in  the Fund by showing how the Fund's performance has varied from year to year.

Year-to-Year Total Return

as of 12/31 of Each Year – Class [I] Shares

1999	2000	2001	2002	2003	2004	2005	2006
1.10%	0.57%	16.31%	(16.65%)	24.75%	17.44%	(1.44%)	[ %]

Best Quarter:

_ Q

____

_____ %

Worst Quarter:

_ Q

____

( ____ %)

A  Look  Under  the  Hood

The  S&P  500 Index is a widely used benchmark of U.S. stock market performance. The  stocks  in  the  S&P  500  Index  represent companies from every segment of American industry. Standard & Poor's, the company that created and maintains the S&P  500  Index,  has  chosen  the  companies because of their importance to the economy  and  because  their stocks are owned by a large number of investors and change  hands  frequently.

The table below shows how the Fund's returns have compared to the returns of the S&P  500  Index.  It  gives you an idea of how the Fund's performance has varied compared  to a widely used stock market benchmark.  The table also compares the Fund's performance to the StockCar Stocks Index.  Note that the returns of the S&P  500  Index and the StockCar Stocks Index do not reflect any deductions for fees, expenses and taxes that could  apply  to  an  investment  in  the  Fund.

AVERAGE ANNUAL TOTAL  RETURN

(as of December 31, 200 6 )

CLASS [I] SHARES *	1 YEAR	5 YEARS	SINCE INCEPTION (OCT. 1, 1998)
Return before taxes	[ %]	[ %]	[ ] %
Return after taxes on distributions	[ %]	[ %]	[ ] %
Return after taxes on distributions and sale of fund shares	[ %]	[ %]	[ ] %
S&P 500 Index (Reflects no deductions for fees, expenses or taxes)	[ %]	[ %]	[ ] %
StockCar Stocks Index (Reflects no deductions for fees, expenses or taxes)	[ %]	[ %]	[ ] %

    * Class [ A ] commenced operations on February 1, 2007 and, therefore, does not have a full year of operations for which performance information is available.

As  you  review  the  Fund's  performance,  please  keep  in  mind that its past performance  does  not  necessarily  indicate how it will perform in the future. After-tax returns are calculated using the historical highest individual federal marginal  income  tax  rates  and  do  not reflect the impact of state and local taxes.  Actual  after-tax  returns depend on an investor's tax situation and may differ  from  those  shown,  and  after-tax  returns  shown  are not relevant to investors  who hold their fund shares through tax-deferred arrangements, such as 401(k)  plans  or  individual  retirement  accounts.  After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

Fees and Expenses

The  tables below describe the fees and expenses you may pay if you buy and hold shares  of  the  Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class [I]	Class [A]
Maximum Up-Front Sales Charge	NONE	5.75%
Maximum Deferred Sales Charge	NONE	NONE
Redemption Fee (if held less than 14 months)	NONE	NONE

ANNUAL  FUND  OPERATING  EXPENSES  (expenses  that  are deducted from total Fund assets)

	CLASS [I]	CLASS [A]
Management fees(1)	1.05%	1.05%
Distribution and/or Service (12b-1) fees(2)	0.25%	0.25%
Other expenses	1.45%	1.25%

Total annual Fund operating expenses	2.75%	2.55%
Less: Expense Waivers and/or Reimbursement	(1.25%)	(1.00%)

Net expenses(3)	1.50%	1.50%

(1)

Management  fees include a fee of 0.65% for investment advisory services payable to  Summit Wealth Management, Inc. (the "Adviser") and a fee of 0.40% for administrative and other services payable to  Summit Services, Inc.   (the  "Administrator").

(2)

12b-1  fees  cover  a  fund's  sales,  marketing  and promotional expenses.  Because  they  are  paid out of the Fund on an ongoing basis, they increase the  cost of your investment the longer you hold Fund shares and may end up      costing  you  more  than  other  types  of  sales  charges.

(3)    The  Adviser and Administrator have agreed through October 31 , 200 7 , to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total operating expenses (excluding interest, brokerage commissions, taxes and extraordinary expenses) at 1.50% of the Fund’s average daily net assets for that period.  Any waiver or reimbursement of operating expenses is subject to repayment by the Fund within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payment without exceeding the 1.50% expense limitation.

EXPENSE  EXAMPLE

The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes  that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also  assumes that your investment has a 5% return each year and that the Fund's operating  expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class [I]	$153	$735	$1,343	$2,989
Class [A]	$	$	$	$

The example for 1 year takes into consideration Summit’s commitment to waive receipt of fees and/or pay certain expenses of the Fund through October 3 1, 200 7 ..  If the expense limitation arrangement continues after the two year period, your cost for three, five and ten year  periods would be lower.

GARAGE PASS: INSIDE THE STOCKCAR STOCKS INDEX FUND

GREEN  FLAG

How the Fund Operates

The  Fund  seeks growth of capital and current income by investing in the stocks of  companies  of  the  StockCar  Stocks  Index.

The  Index  lists any company whose stock is available to the general public and that  fits  into  one  of  the  following  seven  categories:

●

NASCAR  Nextel  Cup  Series  Sponsor: a company that sponsors the entire 36 race  NASCAR  Nextel  Cup  Series.

●

Lead  Race  Sponsor:  a  company that (1) sponsors one or more races in the NASCAR  Nextel Cup Series or (2) has negotiated a "naming rights" agreement with  a  race  track  hosting  a  Nextel  Cup  race.

●

Primary Car Sponsor: a company that acts as the lead sponsor for one of the roughly 45 stock cars that race in the NASCAR Nextel Cup Series every year. You  can  tell a car's primary sponsor by the corporate logo - it's the one on  the  hood  of  the  car.

●

Major  Product Sponsor: a company that provides products, such as gasoline, tires  or  lubricants,  to  any  of  the  NASCAR  Nextel  Cup racing teams.

●

Track Owner: a company that owns all or part of any of the tracks that host the  36  NASCAR  Nextel  Cup  Series  races.

●

Licensee:  a  company  that produces a product related to the NASCAR Nextel Cup  Series  under  a  licensing  agreement  with  NASCAR.

●

Broadcaster:  a  company  that  broadcasts  NASCAR  Nextel  Cup  races  on television,  radio  or  via  the  internet  under an agreement with NASCAR.

The  Index has no minimum earnings qualification - it doesn't matter how much or how  little  a  company  earns  from  its participation in the NASCAR Nextel Cup Series  as  long  as  it  fits  into  one  of  the  seven  categories.

However,  there  are  additional  criteria  that  must be met for a company to be included  in  the Index.   To be listed, a company's stock must initially have a total market value of at least $100 million and must  maintain a market value of  at least $50 million.  Additionally, companies may be removed from the Index if  a  major  securities  exchange delists the company or if a company files for bankruptcy  protection.

GOING  FLAT  OUT

How the Fund Invests

We  aim  to  invest  95% of the Fund's net assets in the stocks of the companies listed  in  the  Index.  At the beginning of each year, as noted in PACE LAP, we invest  the  net assets equally in the Index stocks. From then on, the weight of an Index  stock changes with changes in its price. This means that, over the course of the year, the Fund invests according to stock performance: It puts more money into  the  Index stocks that have done better, less into those that have trailed behind.

A  Look  Under  the  Hood

Just  like  any  other  mutual  fund, the Fund's assets are the stocks and other investment  securities purchased with money from its shareholders plus any gains (or  minus  any  losses) from these investments. The Fund's net assets equal the price  of  the  stocks  and  securities,  plus  gains  -  or minus losses – from investment performance, minus any amounts that the Fund might owe to others.  We try to come within 95% of the total return of the Index. That's before we deduct  fees and expenses. We don't normally expect to match 100% of the Index's total return, even before we take out fees and expenses, because we can't invest all the Fund's assets in Index stocks. On one hand, we have to keep some cash on hand  to  pay Fund shareholders for shares they might want to sell. On the other hand,  it  takes time to invest all the cash we receive from the purchase of new shares.  Besides the cash on hand, the Fund has to pay commissions on the stocks that  it  buys and sells. Those costs also cause its performance to deviate from the  Index's.*

*    To own all the stocks in the StockCar Stocks Index, we estimate the Fund  would need  to have at least $25 million. As of January 31, 200 7 , it  had $ ___ million in assets. Until the Fund reaches $25 million in assets, we may buy  a  selection  of  stocks  - and other securities - chosen to track the Index  as  closely  as possible. We can't guarantee that our selection will come  close  to  matching  the  Index's  performance.

     Please  note that the discussion of investment strategies and risks in this prospectus  applies principally to  the Fund's mature phase when it has $25 million or more  invested.

Under  the  supervision of the Board of Directors (the "Board") of the Fund, Summit Capital Management, Inc., the Fund’s investment adviser , is  responsible  for  investing  the  Fund's  money to try to match the performance of the StockCar Stocks Index. If the correlation between the Fund's performance and Index's performance is not maintained, the Board may take actions,  including changing the fee structure and/or investment policies of the Fund,  as  needed,  to  reduce  the  performance  deviation.

A  Look  Under  the  Hood

A stock's total return equals the change in its price plus any dividends that it pays. If the stock increases in price, the return will be positive; however,  if its price falls,  the Fund will have a negative return. Since  you  add  dividends to the calculation, a stock that pays dividends – not all  do  -  has  an  extra  return  above  price  change  alone.

That Other 5%

The  Fund can invest up to 5% in money market funds, in bonds issued by the U.S. Treasury and in U.S. government securities. This is a way of earning interest on the  cash  we  have  on  hand.

The StockCar Stocks Index

Summit Wealth Management, Inc., the Fund's investment adviser, maintains the index and calculates its daily value.  Once a company has become eligible,  it is added to the Index  by the next calendar quarter. (Calendar quarters  begin Jan. 1, April 1, July 1 or Oct. 1.) Similarly, the Index removes a company that becomes ineligible at the end of each quarter in which it became ineligible.  The StockCar Stocks Index is not published.

The  Word  from  Pit  Road

To  return to equal weighting at the end of each year, we buy and sell stocks to match  the  Index  as  described  in  the  Fund's  Investment  Strategy.

The [__] stocks included in the StockCar Stocks Index reflect the broad corporate  support  for  NASCAR  racing.  Standard & Poor's Super Composite 1500 tracks  the  performance of the 1500 companies that account for 90% of the total stock market value in the United States.  Standard & Poor's has divided American business into 10 major sectors. The Index contains companies from 9 of them. The companies  in  the  Index also come in all sizes. As of  January 1, 200 7 , of the companies  in  the  Index:

__ % were large-caps, or large-capitalization companies, whose total stock market value exceeded $5 billion.

__ % were mid-caps, companies whose stock market value ranged between $1 billion and $5 billion.

_ % were small-caps whose stock market value ranged between $100 million and $1 billion.

THE  ENGINE

Index Investing

We  mentioned this briefly before in PACE LAP, but we should emphasize it again. It's  all  in our name: the StockCar Stocks Index Fund is an index fund. Unlike  actively  managed stock mutual funds, we don't pick just those stocks we think  will  finish  well - we invest in the stocks in the Index. We believe our approach  makes  sense  over the long run. Historically, stocks have gained more value  than  any  other  financial investment, like corporate or U.S. government bonds.

We're  not  saying  that  index investing beats active management, the technique used by many mutual funds. Both index investing and active management have their place:  Active  management  applies research to spot those stocks with breakaway potential  and to steer clear of those that may crash. This double-edged formula has  often beaten index investing in the past, but it's like stock car racing in one  sense:  There's  no  telling  in  advance  which  actively managed fund can successfully  pick  the  winners  out  of  the  pack  and  avoid  the  losers.

Then,  too,  actively managed mutual funds may trade stocks frequently. They may sell  stocks because they think they have gone as far as they're likely to go or because  they  haven't lived up to expectations. They will jump into others with strong  performance  potential  according  to their research. Index mutual funds tend  to buy and sell stocks less often. Remember, index funds are not trying to beat the market - they simply aim to match the performance of a certain group of companies  by  owning  shares  in  every  one  of  them.

Whenever  active investors buy or sell stock they have to pay a commission. When they take a profit by selling a stock that has gained in price, they have to pay tax on that profit. The tax payment comes out of their gain, just as commissions do.  Index  investors  pay  commissions and taxes too, of course. But since they tend  to  buy  and  sell  less,  they  end  up  paying  less.

So  index funds can offer investors a less expensive way of investing in a broad market  segment.  That  means index funds may be right for investors who favor a particular  industry  or  a group of related industries but who are not familiar with  individual  companies.  It  also  means  index  funds  could  work for new investors  who want to learn how mutual funds and stock markets work as the next step  in  a  lifelong  investment  program.

THE  STOCKCAR  STOCK  INDEX [to be updated]

COMPANY

SYMBOL

EXCHANGE

3M

MMM

NYSE

AT&T

T

NYSE

AARON RENTS, INC.

RNT

NYSE

ADVANCE AUTO PARTS, INC.

AAP

NYSE

ALLSTATE CORP.

ALL

NYSE

ALLTEL CORP.

AT

NYSE

ANHEUSER-BUSCH COS., INC.

BUD

NYSE

ASHLAND, INC.

ASH

NYSE

BANK OF AMERICA, INC.

BAC

NYSE

BELLSOUTH CORP.

BLS

NYSE

BLACK & DECKER CORP.

BDK

NYSE

CSK AUTO CORP.

CAO

NYSE

CATERPILLAR, INC.

CAT

NYSE

CHEVRON CORP.

CVX

NYSE

COCA-COLA CO.

KO

NYSE

CONAGRA FOODS, INC.

CAH

NYSE

DAIMLER-CHRYSLER AG

DCX

NYSE

DIAGEO PLC

DEO

NYSE

DOVER MOTORSPORTS, INC.

DVD

NYSE

duPONT (E. I.) deNEMOURS & CO.

DD

NYSE

EXXON MOBIL CORP.

XOM

NYSE

FEDERAL EXPRESS CORP.

FDX

NYSE

FORD MOTOR CO.

F

NYSE

GENERAL ELECTRIC CO.

GE

NYSE

GENERAL MILLS, INC.

GIS

NYSE

GENERAL MOTORS CORP.

GM

NYSE

GENUINE PARTS CO.

GPC

NYSE

GOODYEAR TIRE & RUBBER CO.

GT

NYSE

HOME DEPOT, INC.

HD

NYSE

INFINEON TECHNOLOGIES AG

IFX

NYSE

INTERNATIONAL SPEEDWAY CORP.

ISCA

NASDAQ

KELLOGG CO.

K

NYSE

LOWES COMPANIES, INC.

LOW

NYSE

COMPANY

SYMBOL

EXCHANGE

MARATHON OIL CORP.

MRO

NYSE

MOLSON COORS, CL B

TAP

NYSE

NEWELL RUBBERMAID, INC.

NWL

NYSE

NEWS CORP. LTD CL B

NWS

NYSE

OFFICE DEPOT, INC.

OED

NYSE

PEPSICO, INC.

PEP

NYSE

PROCTER & GAMBLE CO.

PG

NYSE

RC2 CORP.

RCRC

NASDAQ

RADIOSHACK CORP.

RSH

NYSE

SIRIUS SATELLITE RADIO, INC.

SIRI

NASDAQ

SONY INC.

SNE

NYSE

SPEEDWAY MOTORSPORTS, INC.

TRK

NYSE

SPRINT NEXTEL CORP

NXTL

NASDAQ

SUNOCO, INC.

SUN

NYSE

TARGET CORP.

TGT

NYSE

TEXAS INSTRUMENTS, INC.

TXN

NYSE

USG, INC.

USG

NYSE

UNITED PARCEL SERVICE, INC.

UPS

NYSE

XM SATELLITE RADIO

XMSR

NASGAQ

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information, which can be requested by calling 1-800- 494-2755.

STOCKCAR  STOCKS  INDEX  FUND  TEAM:

MANAGEMENT  OF  THE  FUND

THE DRIVER

The Fund’s Investment Adviser

Summit Wealth Management, Inc. (the “Adviser”), a registered investment adviser located at 200 Mansell Court East, Suite 430, Roswell, GA 30076, is a subsidiary of Summit Equity Capital Group.  The Adviser became the investment adviser to the Fund on October 29, 2004.  Formed in 1987, the Adviser provides investment advisory services primarily to high net worth individuals and small institutions.  The Adviser currently manages in excess of $100 million.

For its services, the Adviser receives an annual fee of 0.65% of the Fund’s average daily net assets.  For the period through October 31 , 200 7 , the Adviser and the administrator have contractually agreed to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total operating expenses (excluding interest, brokerage commissions, taxes and extraordinary expenses) at 1.50% of the Fund’s average daily net assets for that period.  The Adviser and the administrator may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation.

For the fiscal year ended September 30, 200 6 , the Adviser earned an advisory fee equal to $ 37,329 , all of which was waived.

A discussion regarding the basis for the Board of Directors renewal of the investment advisory agreement between the Adviser and the Fund is available in the Fund’s annual report to shareholders, dated September 30, 2006, which is available upon request by calling 1-800-494-2755.

The Portfolio Manager

The Fund is managed day-to-day by Robert Carter.  Mr. Carter joined the Adviser in October, 2004.  Previously, Mr. Carter was employed by 40|86 Advisors, Inc., the Fund’s previous investment adviser.  Mr. Carter has managed the Fund since 1998.

The Fund's statement of Additional Information provides information about the Mr. Carter's compensation, other accounts that Mr. Carter manages and Mr. Carter's ownership of Fund shares.

THE CREW

The Fund’s Administrator

Summit Services, Inc.   (the  "Administrator")  is  responsible  for:

●

Maintaining  the  Fund's  books  and  records;

●

Reports  for  the  Fund's  Board  of  Directors; and

●

Proxy  statements  and  shareholder  reports.

The  Administrator  receives a fee for these services at an annual rate of 0.40% for the first $50,000,000; 0.30% for the net $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets.

The Fund’s Distributor

Trend Trader, LLC (the "Distributor”) is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”) and acts as principal distributor of the Fund’s shares.  The Distributor is wholly owned by Mr. Angelo Alleca, who wholly owns the Adviser.  As a result, the Distributor and the Adviser are affiliated parties.

A  FINAL  CHECK:  IMPORTANT  FUND  DETAILS

THE FUND’S PLACE IN THE RACE

Calculating the Daily Share Price

Like  most  other mutual funds, the Fund's daily share price reflects the market value  of  all  the  stocks  and  bonds  it  owns,  plus cash on hand, minus any liabilities.  That  daily  calculation provides the Fund's total net assets. The Fund's  net  asset  value  per  share (or NAV) is calculated by dividing its net assets  by  the  number  of  shares  outstanding.

We normally compute the Fund's NAV at the end of regular trading hours - 4 pm Eastern time - every day the New York Stock Exchange ("NYSE") is open for business.  For a list of days on which we are not open for business, please see “Managing Your Fund Shares – Our Business Hours.”

We value the stocks and bonds the Fund owns at their market price at the end of regular trading on the NYSE.  As a general matter, the Fund’s Adviser will value securities and other assets primarily by reference to the public market if there is a public market for securities of the same or similar class; primarily by reference to private transactions if public market references are not available and private transaction reports are available; and primarily by use of any one or more analytic methods or models if public and private market references are not available or not reliable.

If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or, if an event occurs after the close of the trading market that materially affects the values (but prior to the time the NAV is calculated), assets may be valued by the Adviser at their fair value, according to procedures approved by the Board of Directors.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

THE PURSE

How the Fund Pays Out Dividends and Distributions

The  Fund  intends  to  pay  out  at  least 90% of its net investment income and capital  gains  to its shareholders annually in proportion to the number of Fund shares  each  of  them  owns.

A  Look  Under  the  Hood

Net  investment  income  equals all stock dividends the Fund's investments earn, plus  any  interest  it  receives  on  the  bonds  it  owns,  minus  expenses.

The  Fund  pays  out all capital gains annually, which is the profit it makes on investments  when  it  sells  them.  This  payout  is  called  a  capital  gain distribution.  We  will automatically use the dividends and distributions earned by  your  investment to purchase additional Fund shares for your account. If you prefer  to  have them paid directly to you by check, please notify us in writing at the address listed in Buying or Selling shares by mail in CONTACTING THE PIT.

If you elect to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund  reserves  the right to reinvest the distribution check in the your account at  the  Fund's  then  current  net  asset  value  per share and to reinvest all subsequent  distributions  in  shares  of  the  Fund until an updated address is received.

Taxes on Your Fund Investment

The Fund intends to make distributions that may be taxed as ordinary income and capital gains. The  Fund's  shareholders,  not  the  Fund  itself,  ordinarily pay taxes on its dividends and distributions, as is the case with most mutual funds.  You will owe the  taxes whether or not you choose to receive your distributions and dividends in  cash  or  reinvest them. The amount you owe will depend on many factors. The most important are:

●

Your  income  tax  bracket

●

How  long  the  Fund  has  owned  the  stock  in  companies  that  it sells

●

How  long  you've  owned  any  shares  in  the  Fund  that  you  might sell

Because  each  investor's  tax circumstances are unique and because tax laws are subject  to  change,  we recommend consulting your independent tax adviser about your  tax  issues.

The  amount  of tax you owe each year on your Fund investment will depend on the amount  of dividends and capital gain distributions the Fund pays out. Normally, the  taxes  will be due in the year dividends and distributions are paid, except for  distributions  declared  in  December and paid in January of the next year, which  are  taxable  as  if  we  paid  them  December 31.

Dividends  and  capital  gain  distributions  usually  create  the following tax liability:

TRANSACTION

TAX STATUS

Income payout

Ordinary income

Short-term capital gain distribution

Ordinary income

Long-term capital gain distribution

Capital gain

You sell shares owned for more than one year

Capital gain or loss

You sell shares owned for one year or less

Gains treated as ordinary income,

     losses subject to special rules

After  December 31 of each year, we will mail you a notice telling you how much your investment in the Fund has earned in dividends and distributions during the year and  the  federal  tax  status  of  these earnings - whether they are taxable as ordinary  income  or  as  a  short-  or  long-term  gain.

Tax considerations for tax-deferred accounts, such as qualified retirement plans or  nontaxable  entities,  will  be  different.

A  Final  Yellow  Flag

You  must  provide your Social Security or other taxpayer ID number on your Fund account  application.  If  we  do  not  have  your number on record, you will be subject to backup withholding. That means the IRS requires us to withhold 28% of all  earnings  from  your Fund investment. Consult your tax adviser for details.

TRACK RECORD

Financial Highlights

The  table  below  provides  a  picture of the Fund's performance for the past five years ..  The  total return represents the rate of return for an investor who reinvested  all  dividends and distributions.   [ Briggs, Bunting & Dougherty, LLP ] [Auditors] has audited the information for the fiscal year s ending September 30, 2005 and 2006. ..  Information for each of the years in the four year period from  October 1, 2000 through September  30, 2004 was audited by the Fund's prior auditors.  The report of [ Briggs, Bunting & Dougherty, LLP ] [Auditors] , along with the Fund's financial statements, is included in the Fund's annual report dated September 30, 200 6 , which is available on request by calling 1-800-494-2755.

For a Share Outstanding Through Each Year Ended September 30,

Class [I] Shares	2006	2005		2004		2003		2002
Net Asset Value Per Share, Beginning of Period	$[_____]	$19.60		$17.10		$16.67		$ 17.36
Income From Investment Operations:
Net Investment Income	[___]	0.05	(c)	0.01		0.09		0.03
Net Gains (Losses) on Securities (realized and unrealized)	[___]	2.28		2.58		2.12		(0.68)
Total from Investment Operations	[___]	2.33		2.59		2.21		(0.65)

Distributions:
Dividends From Net Investment Income	[___]	(0.01)		(0.09)		-		(0.04)
Net Realized Gains	[ ]	-		-		(1.78)		-
Total from Distributions	[___]	(0.01)		(0.09)		(1.78)		(0.04)

Redemption Fees	[___]	0.00	(b)	0.00	(b)	0.00	(b)	-

Net Asset Value Per Share, End of Period	$[___]	$21.92		$19.60		$17.10		$ 16.67
Total Return	___%	11.89%		15.18%		14.49%		(3.77)%

Ratios/Supplemental Data:
Net Assets - End of Period (Thousands)	____	5,943		5,435		5,088		4,820
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement	___%	2.57%		4.44%		5.15%		5.15%	(a)
After Expense Reimbursement	____%	1.50%		1.50%		1.50%		1.50%
Ratio of Net Investment Income to Average Net Assets	____%	0.21%		0.03%		0.57%		0.17%
Portfolio Turnover Rate	____%	15%		14%		23%		40%

(a) Includes 1.10% of income tax expense on net investment income and penalties which were reimbursed by the Adviser.
(b) Amount calculated is less than $0.005.
(c) Amount calculated based on average shares outstanding throughout the year.

MANAGING  YOUR  FUND  SHARES

IN  THE  DRIVER'S  SEAT

Contacting the Pit

Important  Information  about  Contacting the StockCar Stocks Index Fund

By  phone:

1-800-494-2755, 24 hours a day

Buying  or  selling  shares  by  mail,  including  overnight  mail:

StockCar  Stocks  Index  Fund

c/o Mutual Shareholder Services LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights , OH   44147

Our Business Hours

We're  open  for  business and you can buy and sell shares whenever the New York Stock  Exchange  is open for business. Generally, that's any weekday except: New Year's  Day,  Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,  the  Fourth  of  July,  Labor  Day,  Thanksgiving  Day  and Christmas Day.

Minimum Fund Investments

To  open  an  account

$250

Each  new  investment  after  the  first

$50

To  open  an  automated  investment  plan

$50

The  Funds  will  not  accept payment in cash or third party checks.  All checks should  be  made  payable  to the Fund or Mutual Shareholder Services, LLC as the Fund's  agent.  All  checks  must  be  drawn on a Bank located within the United States  and  must  be  payable  in  U.S.  dollars.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Keeping Track

We'll  send  you  written  confirmation of each transaction. These confirmations serve  as  your  proof  of  ownership  since we do not issue share certificates.

START  YOUR  ENGINES

Important Information about Investing in the Fund

By Mail:

Mail  your  completed  application  and  a check payable to the StockCar Stocks  Index  Fund to one of the addresses listed in Buying or Selling shares by  mail  under  CONTACTING  THE  PIT.

By Bank Wire:

Mail  your  completed  application to the address in Buying or Selling shares by mail  under  CONTACTING  THE PIT. The application must be received and processed before  you  wire  your  money.  Then,  wire  your  investment  to:

US Bank N.A.

ABA #042000013

DDA #130100789606

Account of StockCar Stocks Index Fund

Further credit to:

Account Name (Shareholder Name)

Social Security or Tax ID Number

Shareholder Account Number

The Fund discourages and does not accommodate market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Directors has adopted a policy which permits the Fund or its transfer agent to  reject any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Fund that indicates market timing or trading that they determine is abusive.  This policy generally applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

REFUELING

Important Information About Buying Fund Shares

●

You  pay  for  your  shares  at  the  price  quoted in the next daily price calculation  after  we  receive  your  purchase  order , plus any applicable sales charge.

●

You  must  make  your  initial  purchase  by  mail  or  wire.

●

We  can  only  accept  checks  in  U.S.  dollars  drawn  on  U.S.  funds.

●

A $25.00 fee will be imposed by the Fund’s transfer agent if any check used for investment in an account does not clear, and the investor involved will be  responsible  for  any  loss  incurred  by  a  Fund.

●

To  ensure  that all checks have cleared, we do not allow investors to sell shares  purchased  by  check  until  they have owned the shares at least 12 days.

●

We  reserve  the  right  to  cancel  any  purchase  order.

Choosing a Share Class

This prospectus offers Class [I] and Class [A] Shares, both of which are available to the general public.  Class [I] and Class [A] Shares are substantially similar; however, each share class has different sales charges and expenses.

Class [I] Shares

●

You will not pay a sales charge on the purchase of Class [I] Shares.

●

Shareholders owning Class [I] shares are assessed a distribution and shareholder servicing fee (“Rule 12b-1 fee”).

Class [A] Shares

●

You may pay a sales charge at the time of purchase.

●

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

●

Shareholders owning Class [A] shares are assessed a Rule 12b-1 fee.

Sales Charges

The Distributor compensates financial intermediaries who sell shares of the Fund.  Compensation comes from sales charges and  Rule 12b-1 fees.  The Distributor or affiliates of the Distributor also may pay financial intermediaries from its or their own resources.  Please see “Paying for Shareholder Service” for more information.

Class [I] Shares

●

Class [I] Shares are sold at NAV per share, without any up-front sales charge.

●

Class [A] Shares Class [A] Shares are sold at NAV per share plus applicable sales charge, unless you qualify for a waiver of the sales charge.

●

The maximum initial sales charge imposed on purchases of Class [A] shares is 5.75% of the offering price.

●

Class [A] sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases.

●

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to financial intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.” *

Amount of Purchases	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Commission as % of Offering Price
Less than $0 to $49,999	5.75%
$50,000 to $99,999	4.75%
$100,000 to $ 249,999	3.75%
$250,000 to $499,999	2.75%
$500,000 to $999,999	2.00%
$1,000,000 or more **	NONE	NONE

*   The actual sales charge you pay may differ slightly from the rate disclosed above due to rounding calculations.

**There is no front-end sales charge for investments of $1 million of more in the Fund.

●

The sales charge is allocated between your financial intermediary and the Distributor as shown in the table, except if the Distributor, in its discretion, re-allows the entire amount to your financial intermediary. In those instances in which the entire amount is re-allowed, such financial intermediaries may be deemed to be underwriters under the Securities Act of 1933.

  Reducing Your Class [A] Sales Charge

The Fund permits you to reduce the initial sales charge you pay on Class [A] Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class [A] Shares is described below.

●

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class [A] Shares based on the current market value of your Class [I] and Class [A] Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class [A] Shares, you may aggregate your investment with the current market value of any Class [I] or Class [A] Shares of the Fund held in:

1.

Your account(s);

2.

Account(s) of your spouse;

3.

Account(s) of children under the age of 21 who share your residential address;

4.

Trust accounts established by any of the individuals in items (1) through (3) above.  If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.

Solely controlled business accounts; and

6.

Single-participant retirement plans or any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class [A] Shares, inform your financial intermediary or the Fund if you have any of the above types of accounts that can be aggregated with your current investment in Class [A] Shares to reduce the applicable sales charge.  In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may verify (1) the number of shares of the Fund held in your account(s) with the Fund, (2) the number of shares of the Fund held in your account(s) with a financial intermediary, and (3) the number of shares of the Fund held in an account with a financial intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

●

Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class [A] Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class [A] Shares of the Fund over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your financial intermediary or the Fund that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent has been fulfilled will be made on the basis of the net amount invested.

●

To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your account application or contact your financial intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-494-2755. These programs may be terminated or amended at any time.

Waiver of the Class [A] Sales Charge

No sales charge is imposed on Class [A] shares of the Fund is the shares were:

•

Bought by certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

•

Bought by officers or directors and their immediate families (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 512 of the Internal Revenue Code).

The Fund maintains an Internet site on which the above described sales load information is available at www.stockcarindexfund.com.

Paying for Shareholder Service

The Fund has adopted a Rule 12b-1 distribution and service plan that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Fund.   This plan applies to shareholders of both Class [I] and Class [A] shares. These fees are paid to the Fund’s distributor, who in turn pays all or part of the Rule 12b-1 fee to intermediaries who sell Fund shares.  The  Fund pays ongoing fees of up to 0.25% of average  daily  net  assets.  This will increase the cost of your investment and reduce  its  return.

The Adviser, not the Fund, also may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals), a fee for providing distribution related services and/or for performing certain administrative servicing functions for shareholders to the extent those institutions are allowed to do so by applicable statute, rule or regulation.  The Advis e r may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CHECKERED  FLAG

Important Information About Selling Fund Shares

If you Sell By Phone:

Neither  the  Fund nor its transfer agent is responsible for verifying whether a telephone  sales  order  is  genuine.  We  do,  however,  protect you with these safeguards:

●

We  record  telephone  orders.

●

We  require  callers  to  provide  specific  identifying  information.

●

We  send  written  confirmation  of  your  order  within  five  days.

You  cannot  place orders by phone if you have not selected the option under the Telephone  Options  section  of  the  account  application.

If  you  sell  by  mail:

Send  your  request  to  the  address  in Buying or Selling shares by mail under CONTACTING  THE  PIT.

If  you  sell  by  wire:

A  $15  fee  will  be  charged  for  all  outbound  wire  transfers.

Information Required on all Sale Requests:

●

Include  your account number, your account name and your Social Security or taxpayer  identification  number  with  your  sales  request.

●

State  either  the number of shares you wish to sell or the amount you wish to  receive  from  the  sale.

●

We  require a signature guarantee for sales of Fund shares totaling $10,000 or  more.  You  can  obtain  a  signature  guarantee  from  most  financial institutions,  such  as  banks,  broker/dealers,  credit unions and savings associations,  but  not  from  a  notary  public.

Calculating the Proceeds of Your Sale:

●

Requests to sell shares are processed at the share price next calculated after we receive your order in proper form.

Receiving the Proceeds from Your Sale:

●

You  should  receive a check for the net proceeds of your sale within seven business  days.  We  may,  however,  delay payment 12 days or longer if the check  you  used  to  purchase  the  shares you're selling has not cleared.

●

We  will  mail the check for the proceeds of the sale of your shares to the address listed on your account. Under extraordinary circumstances specified by  law  we  may  temporarily  suspend  payment.

THE  VIP  TREATMENT

Special Shareholder Services

We  offer  an  array of special services free of charge to make investing in the Fund  easy.

●

Preauthorized  investing  lets you set up debits from your checking account for  $50  or  more every month to purchase mutual fund shares. You may even qualify  for  a  waiver  of  the  minimum on purchases made through payroll deduction  or  qualified  retirement  plans.

●

Electronic buying and selling lets you transfer money directly between your bank  and  Fund  accounts  to  buy  or  sell as little as $50 or as much as $50,000.  To take advantage of this feature, simply fill out the "Automatic Investment  Program,"  on  your  account  application.

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations including policies and procedures relating to the disclosure of the Fund's portfolio holdings.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 1-800-494-2755 to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.  The Fund maintain s an Internet site from which these materials may be requested at www.stockcarindexfund.com ..

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-942-8090 for room hours and operation.  You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-8791

STATEMENT OF ADDITIONAL INFORMATION

StockCar Stocks Mutual Fund, Inc.

February 1, 200 7

This Statement of Additional Information (“SAI”) is not a prospectus.  It contains additional information about the StockCar Stocks Mutual Fund, Inc. (the “Company”) and a single series of shares, the StockCar Stocks Index Fund (the “Fund”).  It should be read in conjunction with the Fund’s prospectus (the “Prospectus”), dated February 1, 200 7 ..   A free copy of the Prospectus or annual report can be obtained by writing the Company at 8000 Towne Center Drive , Suite 400 , Broadview Heights , Ohio  4414 7 or by calling 1-800-494-2755.

TABLE OF CONTENTS

GENERAL INFORMATION

3

INVESTMENT RESTRICTIONS

3

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

5

PORTFOLIO TURNOVER

9

THE STOCKCAR STOCKS INDEX

12

SECURITIES TRANSACTIONS

13

MANAGEMENT

14

FUND EXPENSES

19

DISTRIBUTION ARRANGEMENTS

19

PURCHASE, REDEMPTION AND PRICING OF SHARES

20

INFORMATION ON CAPITALIZATION AND OTHER MATTERS

21

CODE OF ETHICS

22

PROXY VOTING SUMMARY

22

REVIEW OF PROXY VOTING PROCEDURES

22

TAXES

22

FINANCIAL STATEMENTS

23

2

GENERAL INFORMATION

The Company was incorporated in Maryland on May 18, 1998.  The Company is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”).  The Company is a “series” type of mutual fund which may issue separate series of shares, each of which may represent a separate portfolio of investments.  The Fund offers two class es of shares.  Summit Wealth Management, Inc. (the “Adviser” or “Summit Wealth”) serves as the Company’s investment adviser.

On October 29, 2004, Summit Wealth and 40|86 Advisors, Inc., the Fund’s former investment adviser, completed a transaction that transferred the business relating to the management, administration, operation and distribution of the Fund to the Adviser and its affiliates.

The Company is managed by a Board of Directors which approves all significant agreements between the Company and the persons and companies that furnish services to the Company, including agreements with the Company’s custodian, transfer agent, investment adviser and administrator.  The day-to-day operations of the Fund are delegated to the Adviser.

There is no assurance that the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

The Company has adopted the following policies relating to the investment of assets of the Fund, and its activities.  These are fundamental policies and may not be changed without the approval of the holders of a “majority” of the outstanding shares of the affected Fund.  Under the 1940 Act, the vote of such a “majority” means the vote of the holders of the lesser of (i) 67 percent of the shares or interests represented at a meeting at which more than 50 percent of the outstanding shares or interests are represented or (ii) more than 50 percent of the outstanding shares or interests.  Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.

StockCar Stocks Index Fund

The Fund may not (except as noted):

1.

To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2.

Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3.

Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund’s assets at the time of borrowing;

4.

Underwrite the distribution of securities of other issuers, or acquire “restricted” securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

5.

Make margin purchases or short sales of securities;

6.

Invest in companies for the purpose of management or the exercise of control;

7.

Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements);

8.

Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser or Distributor;

9.

Invest in oil, gas or other mineral exploration or development programs, or marketable securities of companies engaged in oil, gas or mineral exploration;

10.

Purchase or sell real estate loans or real estate limited partnerships, or invest in marketable securities of companies that invest in real estate or interests in real estate;

11.

Engage in the writing of put and call options, except that the Fund may write (i.e. sell) covered put and call options, and may purchase put and call options, on the equity securities of companies included in the Index and on the Index itself.  The Fund may enter into these transactions so long as the value of the underlying securities on which such options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed ten percent (10%) of the Fund’s total net assets;

12.

Purchase warrants on securities;

13.

Issue senior securities;

14.

Invest in commodities or in commodities futures or options;

15.

Invest more than 5% of its assets (value at time of investment) in securities of issuers that are not included in the StockCar Stocks Index, except that the Fund may invest up to 25% of its average net assets in other securities for temporary liquidity purposes; or

16.

Invest more than 25% of its assets (valued at time of investment) in securities of issuers that are in the same industry.

Non-fundamental Investment Restrictions

The following restrictions are designated as non-fundamental with respect to the StockCar Stocks Index Fund and may be changed by the Company’s Board of Directors (“Board”) without shareholder approval.

The Fund may not (except as noted):

1.

Invest more than 5% of its net assets (valued at the time of investment) in preferred stock;

2.

Invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable;

3.

Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission and (b) where acquisition results from a dividend or merger, consolidation or other reorganization;

4.

Purchase more than 3% of the voting securities of any one investment company nor invest more than 5% of the Fund’s assets (valued at time of investment) in all investment company securities purchased by the Fund;

5.

Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;

6.

Invest more than 10% of the Fund’s assets (valued at time of investment) in initial margin deposits of options or futures contracts;

7.

Invest more than 25% of its net assets in any one or more of the following investments: cash, money market instruments, debt securities and/or repurchase agreements; or

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise noted, investment policies and practices described in this SAI are not fundamental, meaning that the Company’s Board of Directors (“Board”) may change them without shareholder approval.

The Fund is a diversified Fund, meaning that the Fund limits the amount of its assets invested in any one issuer and/or in any one industry, thereby reducing the risk of loss incurred by that issuer or industry.

The Fund normally will invest at least 95% of its total net assets in the common stock of companies listed on the StockCar Stocks Index™, in approximately the same percentage as each company represents in the Index.  Because the Index is itself highly diverse, the Adviser does not anticipate any diversification problems resulting from the Fund’s investment policy.

To own all the stocks in StockCar Stocks Index, we estimate that the Fund would need  at least $25 million.   As of January 1, 200 7 ,  the Fund had $ ___ million.  Until the Fund reaches $25 million,  we may buy a selection of stocks – and other securities – chosen to track the Index as closely as possible.  During this investing phase, we can’t guarantee that our selection will come close to matching the Index’s performance.

In some cases, a lead race team is not a sole sponsorship, but rather is a joint arrangement involving two separate companies.  For example, Cingular Wireless is a joint-venture of BellSouth Corp. and AT&T, which means that each of those companies has half-the-normal weighting in the Fund.  Therefore, the Fund has [__ ] full positions, meaning that [__] companies are full weightings and the two companies mentioned above are half-weighted positions.  Each of the Fund’s [__] full positions in the companies comprising the Index would account for about 2.00% of the total assets of the Fund, while the two positions in the joint-venture would account for about 1.00% of the total assets of the Fund.

For liquidity purposes, the Fund may invest up to 5% of its net assets in other securities.

The Fund seeks growth of capital and current income by investing in the companies of the StockCar Stocks Index.  The Fund aims to increase the value of your investment in two ways:  through an increase in the price of the stocks the Fund invests in (that is known as growth of capital) and passing along the dividends paid by the companies that the Fund invests in (that is current income).

The primary investments of the Fund are listed in the Fund’s prospectus.  The following are additional securities that the Fund may invest in; and, where necessary, a brief discussion of any risks unique to the particular security.

Common Stock

The Fund may invest in the common stock of the companies comprising the Index.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors.  Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.  Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stock of companies comprising the Index.  This is a fundamental policy of the Fund, and may not be changed without a vote of the majority of the outstanding shares of the Fund.

Foreign Securities

If a foreign company is included in the Index, the Fund will invest in the common stock of that company in the form of American Depository Receipts (ADRs).  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Investments in foreign securities involve greater risks compared to domestic investments.  Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to shareholders.  There is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.  Further, there is the risk of loss due to fluctuations in the value of a foreign corporation's currency relative to the U.S. dollar.  Further, if a foreign issuer is a member of the Index, the Fund will be obligated to invest in such security, even through the country of the issuer's domicile might not be considered by the Adviser to be friendly or stable.

Additional Description of Securities and Investment Techniques

For liquidity purposes only, the Fund may invest up to 5% of its assets, in the aggregate, in the following securities.  The Fund will not invest in such securities for temporary or defensive purposes.  You should be aware that any investment in securities not included in the Index will cause the performance of the Fund to vary from that of the Index.

Other Registered Investment Companies

The Fund may invest in securities issued by other unaffiliated registered investment companies ("mutual funds") to maintain liquidity.  Such mutual funds may include money market funds.  An unaffiliated mutual fund means that the fund is not part of the StockCar Stocks family of funds.  As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's Advisory fees and other expenses.  Such fees and expenses will be borne indirectly by the Fund's shareholders.  The Fund may invest in other mutual funds to the extent that such investments do not exceed 5% of the Fund's net assets and/or 3% of any one investment company's outstanding securities.

Debt Securities

The Fund may invest in U.S. Government debt securities, including Treasury Bills and short-term notes, to maintain liquidity.  U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer.  In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk.  The Fund will not invest more that 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

Preferred Stock

The Fund may invest in the preferred stock of the companies that comprise the Index, when the Adviser believes that such investments will help the Fund achieve its investment objective of current income without substantially and negatively affecting the Fund’s investment objective of capital growth.  Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer’s assets.  Dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors.  Accordingly, shareholders may suffer a loss of value if dividends are not paid.  The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer’s creditworthiness.  Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.  Finally, preferred stock is not included in the Index, so any investment in such stock will cause the performance of the Fund to vary from that of the index.  For these reasons, the Fund will not invest more than 5% of its net assets in preferred stock.

Repurchase Agreements

The Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks and other financial institutions to maintain liquidity, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.  In a Repo, the Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price.  The repurchase price reflects an agreed-upon interest rate during the time of investment.  All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund.  If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation.  To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 25% of its net assets in such transactions.

Futures and Options on Equity Securities and the Index

The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e. sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index.  Such options can include long-term options with durations of up to three years.  Although not normally anticipated to be widely employed, the Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index.  The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contract does not exceed ten percent (10%) of the Fund’s total net assets.

Risk Factors Associated with Futures and Options.  The primary risks associated with the use of options and futures are: (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date.  The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund’s underlying securities.  The risk that the Fund will be unable to close out a position will be minimized by entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market.

Restricted and Illiquid Securities

Illiquid securities are securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument.  Also, the sale of some illiquid and other types of securities may be subject to legal restrictions.  Because illiquid and restricted securities may present a greater risk of loss than other types of securities, due to their lack of a ready market, the Fund will not invest in such securities in excess of the limits set forth above.  You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to precisely match its investments to the percentages contained in the Index and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

When-Issued Securities and Delayed-Delivery Transactions

The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery.  These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date.  The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable.  The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Standard and Poor’s Depository Receipts (SPDRs)

The Fund may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index.  A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

PORTFOLIO TURNOVER

The Fund does not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.  The Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions.  However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

THE STOCKCAR STOCKS INDEX

Information on the StockCar Stocks Index (the "Index") is set forth in the prospectus.  This section contains additional information concerning the Index.

The Adviser has determined that a company is a sponsor of NASCAR®, and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1)

PRIMARY CAR SPONSORS are those companies that are the lead sponsor for each of the approximately 45 cars that participate in the Nextel Cup® Series.  Primary Car Sponsors generally can be distinguished from other car sponsors because the Company logo will appear on the hood of the car it sponsors.  A list of all Primary Race Sponsors is published annually by NASCAR®, usually in December, for the following year's racing.

(2)

LEAD RACE SPONSORS are those companies identified each year by NASCAR ® as the lead company sponsoring one or more of the 36 annual Nextel Cup® series races.  A list of all Lead Race Sponsors is published annually by NASCAR®.

(3)

MAJOR PRODUCT SPONSORS are those companies that provide critical and necessary products to all cars and teams that participate in the Nextel Cup® Series.  The Adviser has determined that such critical and necessary products are limited to tires, gasoline and lubricants for the teams.

A company will also qualify for inclusion in the Index if it derives revenues from NASCAR® sanctioned racing events at the Nextel Cup® Level.  The Adviser has determined that a company derives revenue from NASCAR®, and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1)

It is a company that has an ownership interest in one or more of the race tracks that host the 36 annual Nextel Cup®  races.

(2)

It is a company that produces souvenirs or memorabilia for the Nextel Cup® Series under a licensing agreement with NASCAR® .

(3)

It is a company that broadcasts Nextel Cup® Series races on television, radio or the Internet under an agreement with NASCAR® .

(4)

It is a company that has negotiated “naming rights” agreements with tracks hosting Nextel Cup® races.

There are no minimum limits on the amount or percentage of total company revenue that must be derived from one of the above-described activities to qualify a company for inclusion in the Index.  However, in order to minimize the risk of liquidity problems for the Fund in purchasing such otherwise eligible companies, the Adviser has determined that a company must have at least $100 million in market capitalization in order to be included in the Index, and must maintain at least $50 million in market capitalization to stay in the Index.  Additionally, companies may be removed from the Index if a major securities exchange delists the company or if a company files for bankruptcy protection.

SECURITIES TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates.  The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price.

In selecting a broker-dealer to execute a particular transaction, the Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of the order and the difficulty of execution, and the size of contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  Broker-dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which the Adviser exercises investment discretion.  Such services may include furnishing advice concerning the value of securities (including providing quotations as to securities), the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody, or required in connection therewith.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.  The Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Directors  that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  The Adviser also may select an affiliated broker to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by the Fund’s Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund.  The Adviser allocates orders placed by it on behalf of the Fund in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.

The receipt of research from broker-dealers may be useful to the Adviser in rendering investment management services to the Fund and/or the Adviser’s other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.  The receipt of such research will not be substituted for the independent research of the Adviser.  It does enable the Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff.  The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

For the fiscal years ended September 30, 200 4 , 200 5 and 200 6 the following brokerage commissions were paid by the Fund:

2004	200 5	200 6
$ 3,009	$ 2,461	$ 2,329

During the fiscal years ended September 30, 200 4 , 200 5 and 200 6 , the Fund paid no commissions to any affiliated broker/dealer.

MANAGEMENT

Board of Directors and Officers of the Company

The Board of Directors of the Company decides upon matters of general policy for the Company.  In addition, the Board of Directors reviews the actions of the Adviser. The Company’s officers supervise the daily business operations of the Company.

The Board of Directors and officers of the Company, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

Name, Address And Age[1]	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director [2]	Other Directorships Held by Director
Directors

William A. Faust, 69	Director	Indefinite - Since September 2006	Owner and Treasurer, Faust Gallery, an art gallery located in Scottsdale, Arizona, since 1996; President, Lovena Ohl Foundation, a not-for-profit organization supporting American Indian art and artists, since 1996; Senior Vice President and Investment Officer, UMB Bank, N.A., 1983 to 2003.	2	Equipointe Funds
George Schnur, 56	Director	Indefinite - Since November 2004	Vice President, JPMorgan Chase [___] to [___].	2	Equipointe Funds
Officers
Allan Westcott, 4 8 2692 Madison Road Cincinnati, OH 45208	President	Since November 2004	Managing Director, Provident Financial Advisors (financial services), __ to present; President, Horizon Capital Partners (financial services), __ to present.	N/A	None
Angelo Alleca, 3 6 200 Mansell Court East Suite 430 Roswell, GA 30076	Vice President, and Treasurer	Since November 2004	[Need information]	N/A	None
Bill Kovacs, 61 1 South 750 Alsace Court Winfield, IL 60190	Chief Compliance Officer	Since September 2006

Consultant, 2005 to present; General Counsel, Director, Secretary and Chief Compliance Officer, Conseco Capital Management, 1999 to 2005; Vice-President and Secretary, Conseco Fund Group and entities affiliated with Conseco, Inc., 1999 to 2005.

				N/A	None

1The address of each Director is c/o StockCar Stocks Mutual Fund, Inc., 200 Mansell Court East, Suite 430, Roswell, Georgia 30076.

2 The mutual fund complex consists of Stockcar Stocks Mutual Funds, Inc. and Equipointe Funds,

The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 200 6 ..

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Mutual Fund Complex[1]
Independent Directors
William A. Faust	[_____]	[_____]
George Schnur	None	None

1 The Mutual Fund Complex consists of StockCar Stocks Mutual Funds, Inc. and Equipointe Funds.

Each Director who is not an "interested person" of the Company receives an annual retainer fee and a fee for each Board meeting, Independent Director meeting or separate committee meeting (that is a committee meeting not conducted in conjunction with a Board meeting or Independent Director meeting) he attends.  Additionally, each Director receives a fee for Board meetings and separate committee meetings attended that are conducted by telephone.  The Chairman of the Board receives an additional per meeting fee for in-person Board meetings.  The Company also reimburses each Independent Director of the Company for travel and out-of-pocket expenses.  The Company does not have a bonus, pension, profit-sharing or retirement plan.

The following table shows the compensation of each disinterested Director for the fiscal year ending September 30, 200 6 ..

COMPENSATION TABLE [to be updated]

Name of Person, Position	Aggregate Compensation From the Company	Total Compensation from Investment Companies in the Mutual Fund Complex Paid to Directors [1]
William A. Faust	$[__]	$[__]
Michael McCaw [2]	$ [__]	$ [__]
George Schnur	$ [__]	$ [__]

1The Mutual Fund Complex consists of StockCar Stocks Mutual Funds, Inc. and Equipointe Funds.

2 Mr. McCaw resigned from the Board of Directors effective September 29, 2006.

A waiver of Class [A] sales charges applies to purchases of shares by officers, employees and directors of the Fund, and their families. [to be supplemented]

Committees of the Board

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit Committee	George Schnur, Chairperson William A. Faust	The Audit Committee meets with the independent auditors periodically to review the results of the audits and report the results to the full Board, evaluates the independence of the auditors, and reviews legal and regulatory matters that may affect the Fund	4
Nominating Committee	George Schnur Michael McCaw[1]	The nominating committee provides assistance to the Board of Directors in the selection of candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as directors of the Company and recommending to the Board candidates for election to the Board of Directors.	1

1 Mr. McCaw resigned from the Board of Directors effective September 29, 2006.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of September 30, 200 6 , no single shareholder was the record owner of 5 % or more of the outstanding shares of the Fund.

Management Ownership

As of September 30, 200 6 , the officers and Directors owned [ none ] of the outstanding shares of the Fund.

The Adviser

Summit Wealth Management, Inc., (the “Adviser”) provides investment advice and, in general, supervises the Company’s management and investment program. The Adviser, a registered investment adviser located at 200 Mansell Court East, Suite 430, Roswell, GA  30076, is a subsidiary of Summit Equity Capital Group.  The Adviser became the investment adviser to the Fund on October 29, 2004.  Formed in 1987, the Adviser provides investment advisory services primarily to high net worth individuals and small institutions.  The Adviser currently manages in excess of $100 million.  The Fund’s current portfolio manager has joined the Adviser and will continue to manage the Fund.

The Investment Advisory Agreement, dated as of October 29, 2004, between the Adviser and the Company provides that the Adviser will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser.  The Agreement provides that the Adviser is not protected against any liability to the Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law.

For its services, t he Adviser receives an annual fee of 0.65% of the Fund’s average daily net assets.   For the period November 1, 2006 through October 31 , 200 7 , the Adviser and the Fund’s administrator have contractually agreed to waive fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total operating expenses (excluding interest, brokerage commissions, taxes, and extraordinary expenses) at 1.50% of the Fund’s average daily net assets for that period.  The Adviser and the administrator may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation.

The Fund may receive credits from its custodian based on cash held by the Fund at the custodian.  These credits may be used to reduce the custody fees payable by the Fund.  In that case, the Adviser’s (and, other affiliates’) agreement to waive fees or reimburse expenses will be applied only after the Fund’s custody fees have been reduced or eliminated by the use of such credits.

For the fiscal period October 30, 2004 through September 30, 2005, and the fiscal year ended September 30, 200 6 , the Adviser accrued $ 35,008 and $37,329, respectively, for investment advisory services, all of which was waived.

For the fiscal year ended September 30, 200 4 and the fiscal period October 1 through October 29, 2004 , 40|86 Advisors, Inc., the Fund’s former investment adviser, received no fees for investment advisory services.

40|86 Advisors, Inc. and the Adviser agreed to waive receipt of fees and/or pay certain expenses of the Fund to ensure that the Fund’s total annual operating expenses did not exceed 1.50% annually, as shown below.

Advisory Fees Accrued Fiscal Year Ended September 30			Amount Reimbursed/Waived Fiscal Year Ended September 30
200 4	200 5	200 6	200 4	200 5	200 6
$ 35,517	$ 2,711	$ [___]	$ 160,464	$ 9,705	$ [____]

Portfolio Manager

Robert Carter is the portfolio manager responsible for the day-to-day management of the Fund. As of September 30, 200 6 , he was responsible for the management of the following types of accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$ [_____]	0	$0

Conflicts of Interest

As indicated in the table above, Mr. Carter may manage numerous accounts for multiple clients for which the Adviser also serves as the investment manager. These accounts consist of separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions), [name other type of clients].  Mr. Carter makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that specific account.

In the event that Mr. Carter has responsibility for managing more than one account, potential conflicts of interest may arise. The only material conflict of interest identified by the Adviser involves the execution of portfolio trades for clients.  The Adviser use a system for executing trades that is reasonably designed to provide fair treatment for each of its accounts.  For instance, the order in which trades are placed for the Funds and other clients will alternate periodically to ensure that all clients have an opportunity to have their trades executed first.

Compensation

Mr. Carter receives a salary from the Adviser.   Mr. Carter’s compensation is fixed.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Funds as of September 30, 200 6 ..

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Robert Carter	None

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors met on February 19, 2004 to consider the Transaction and to evaluate the terms and conditions of the proposed Advisory Agreement with The Adviser.  The Fund’s previous Directors requested and considered a wide range of information provided by The Adviser and certain of its affiliates.  The Board considered that The Adviser would waive receipt of its fees and/or assume certain expenses of the Fund to ensure that the Fund’s total annual operating expenses would not exceed 1.50% of the Fund’s average daily net assets for two years following the closing of the Transaction.  The Board also considered a number of other factors, including: (1) the Adviser’s assurance that mutual funds are a core business in a strategic market and would be an integral part of the Adviser’s continuing asset management growth strategy; (2) the expectation that the Fund’s investment objective, strategies and policies would not change as a result of the Transaction; (3) the expectation that the nature and quality of the investment services provided to the Fund by the Adviser would be substantially equivalent to the services provided by 40|86 Advisors, Inc.; (4) the Advisers intention to conform the Advisory Agreement and other arrangements for Fund services to safe harbor provisions of Section 15(f) of the Investment Company Act of 1940; and (5) the potential to expand the distribution of the Fund’s shares.

The Board was informed that Mr. Robert Carter, formerly a portfolio manager for 40|86 Advisors, Inc., with day-to-day responsibility for the investment of Fund assets and maintenance of the StockCar Stocks Index (the “Index”), would become an employee of the Adviser, primarily with respect to managing the Index, as well as providing assistance on the general advisory practices of the firm.  Mr. Carter has served as the Fund’s portfolio manager since the inception of the Fund in September 1998.  The Board considered this continuity of management in concluding that the proposed Transaction was in the best interest of the Fund’s shareholders.

The Board of Directors also considered the possible direct and indirect benefits to the Adviser from its advisory relationship to the Fund, including the receipt of investment research from broker-dealers who execute portfolio trades for the Fund.  Other benefits which may flow to the Adviser or other of the Adviser’s affiliates from the advisory relationship include the benefit to the Adviser of having increased revenues from advisory fees if the assets of the Fund increase and the benefit of enhancing the Adviser’s product line by offering Fund shares.

The Board reviewed The Adviser’s financial reports and other information regarding the Adviser and its affiliates.  In addition, counsel to the Board and to the Directors who are not “interested persons” of the Company (the “Independent Directors”) distributed an analysis of the Board’s fiduciary obligations with respect to approving a new advisory agreement.   Based on the Directors' deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, unanimously approved the Investment Advisory Agreement with the Adviser and concluded that the compensation under the Investment Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment.

Other Service Providers

The Administrator.  Summit Services, Inc. (the “Administrator”), an affiliate of Summit, serves as the Fund’s administrator and receives compensation from the Company pursuant to an Administration Agreement dated as of October 29, 2004.  Under that agreement, the Administrator supervises the overall administration of the Fund.  These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.  Pursuant to an Accounting Services Agreement dated as of October 29, 2004 between the Administrator and Mutual Shareholder Services, LLC (“MSS”), the Administrator has delegated the performance of the fund accounting services to MSS.  MSS is paid by the Administrator out of its administration fee.

For providing these services, the Administrator receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets.  See "The Adviser" above regarding the Administrator's contractual arrangement to waive its fees and/or reimburse Fund expenses.  For the fiscal year ended September 30, 2004 and the fiscal period October 1 through October 29, 2004 , after fee waivers and reimbursements, Conseco Services, LLC, the prior Administrator to the Fund, received no compensation for these services.  For the fiscal period October 30, 2004 through September 30, 2005 and the fiscal year ended September 30, 2006 , after fee waivers and reimbursements, the Administrator received $ 5,999 and $0, respectively, as compensation for these services.

Custodian.  US Bank, N.A. (“USB”), acts as custodian for the Fund.  As such, USB holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  USB does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

Transfer Agency Services. MSS acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and MSS, dated as of October 29, 2004.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Fund pays MSS an annual fee, paid monthly, as determined by valuations made as of the close of each business day of the month.  For the fiscal year ended September 30, 200 6 , MSS earned $ 9,439 for these services.   For the fiscal year ended September 30, 2005, MSS earned $9,350 for these services.   For the period October 1, 2004 to October 28, 2004, U.S. Bank, the Funds prior transfer agent, earned $3,937.

Independent Registered Public Accounting Firm.

[ Briggs, Bunting & Dougherty, LLP, 2 Penn Center Plaza, Philadelphia, PA 19102 ], [“Auditors”] serves as the Fund's independent registered public accounting firm.   [ Briggs, Bunting & Dougherty, LLP ] [Auditors] audited the Fund's financial statements for the fiscal year ended September 30, 200 6 and has been selected to serve in that capacity again for the Fund's fiscal year ending September 30, 200 7 ..

FUND EXPENSES

The Fund pays its own expenses including, without limitation: (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of its custodian and transfer agent; (iii) expenditures in connection with meetings of shareholders and Directors; (iv) compensation and expenses of Directors who are not interested persons of the Company; (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.

DISTRIBUTION ARRANGEMENTS

Trend Trader, LLC (the “Distributor”), 8700 E. Northsight Blvd., Suite 150, Scottsdale, Arizona 85260, serves as the principal underwriter of the Fund pursuant to an Underwriting Agreement dated as of September 26, 2006. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”).  Subject to the compensation arrangement discussed below, the Distributor bears   all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.  The Distributor is not obligated to sell any specific amount of shares of the Fund.  The offering is continuous.

Prior to October 29, 2004, Conseco Equity Sales, Inc. (the “Former Distributor”) served as the principal underwriter for the Fund pursuant to an Underwriting Agreement dated April 28, 2000.   The Former Distributor received no compensation in 2003 and 2004 other than compensation from the Distribution and Service Plan as described below. The Fund had no Distributor for 2005, and thus no underwriting commissions were paid for the fiscal year ending September 30, 2006.

Distribution and Service Plan

As noted in the Fund’s Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges (the “Plan”).

Pursuant to the Plan, the Fund may compensate its underwriter for its expenditures in financing any activity primarily intended to result in the sale of the Fund shares and for maintenance and personal service provided to existing shareholders.  The Plan authorizes payments of up to 0.25% per annum of its average daily net assets to the Adviser, its underwriter, and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund’s shares.  The fees are paid on a monthly basis, based on the Fund’s average daily net assets.

Pursuant to the Plan, the  underwriter is paid a monthly fee equal to 0.25% per annum of average net assets for expenses incurred in the distribution and promotion of the Fund’s shares, including but not limited to, printing of the prospectuses and reports used for sales purposes, preparation and distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the  underwriter.  You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the  underwriter for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

The Plan has been approved by the Funds’ Board of Directors, including all the Independent Directors  as defined in the 1940 Act, and by the shareholders of the Fund.  The Plan must be renewed annually by the Board of Directors, including a majority of the Independent Directors of the Fund and who have no direct or indirect financial interest in the operation of the Plans.  The votes must be cast in person at a meeting called for that purpose.  It is also required that the selection and nomination of such Directors be done by the  Independent Directors.

The Plan and any related agreement may not be amended to increase materially the amounts to be spent or distribution expenses without approval by a majority of the Fund’s outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the Independent  Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

For the fiscal years ended September 30, 200 4 , 200 5 and 200 6 , the total amounts paid by the Fund are summarized below.

Class	200 4	200 5	200 6
Class [I] Shares	$ 13,660	$ 1,043	$ 0

PURCHASE, REDEMPTION AND PRICING OF SHARES

Share Prices and Net Asset Value

The Fund’s shares are bought or sold, generally through retirement plans, broker/dealers or directly at a price that is the Fund’s net asset value (NAV) per share.  The NAV per share is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each business day by dividing the value of the Fund's net assets by the number of shares outstanding.

The assets of the Fund are valued as follows:  Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on stock exchanges or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last bid price.    Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.  Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

INFORMATION ON CAPITALIZATION AND OTHER MATTERS

The fund includes two classes of capital stock: Class [I] and Class [A].

The following information applies to both classes:

Shareholders of the Fund are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of the directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable.

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when required in writing to do so by record holders of at least 10% of the Fund’s outstanding common shares.  The Corporation’s by-laws contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director of directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

Each issued and outstanding share of the Fund is entitled to participate equally in dividends and other distributions of the respective class of the Fund and, upon liquidation or dissolution, in the net assets of that class remaining after satisfaction of outstanding liabilities.  The shares of the Fund have no preference, preemptive or similar rights, and are freely transferable.

The Amended and Restated Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Articles of Incorporation protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Company and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code.  The personnel of the Company and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).   Additionally, the Fund has ongoing arrangements to release portfolio holdings to Lipper, Inc., Morningstar, Standard & Poor's and Bloomberg .  Portfolio holdings will be supplied no more often than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund also will post its complete portfolio holdings on its website (if the website is operational) within approximately 30 days after the end of the month.  The information will remain posted on the website until replaced by the information for the succeeding month.

Pursuant to policies and procedures adopted by the Board of Directors, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian and on an as needed basis to other third parties providing services to the Fund.  The Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian receive portfolio holdings information on a daily basis in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must receive approval from the Fund’s Chief Compliance Officer and must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, is prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

PROXY VOTING SUMMARY

It is the policy of the Company to delegate the authority and responsibility to vote proxies related to portfolio securities of the to the Adviser. Accordingly, the Board of Directors has authorized the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) as the proxy voting policies and procedures that will be used by or on behalf of the Fund when exercising voting authority on behalf of the Fund.

The Adviser shall vote proxies related to portfolio securities of the Fund in the best interests of the Fund and its shareholders.

REVIEW OF PROXY VOTING PROCEDURES

The Board of Directors of the Company shall periodically review the Proxy Voting Procedures presented by the Adviser to determine the following:

A.

The Proxy Voting Procedures promote the voting of proxies in a manner that is consistent with the best interests of the Fund and its shareholders .

B.

The Proxy Voting Procedures provide for the voting of proxies in a manner that is consistent with the best interests of the Fund and its shareholders in situations where a proxy vote presents a conflict between the interests of the shareholders of the Fund, on the one hand, and those of the Adviser , principal underwriter, or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other.

The Adviser shall provide a written report to the Company’s Board of Directors regarding any proxy voted where a conflict of interest (as set forth above) was identified, except in circumstances where:

(i)

the Adviser and/or the Fund engaged an independent third party to provide a recommendation on how to vote such proxy;

(ii)

the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party; and

(iii)

the instructions to the independent third party with respect to the proxy voted were consistent with the standard set forth in Section II above.

The Adviser shall provide such report at the next regularly scheduled meeting of the Board and shall notify the Board promptly of any material change to its Proxy Voting Procedures.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, on request, by calling the Fund at 1-800-494-2755 and on the SEC’s Internet site at http://www.sec.gov.

TAXES

General

To qualify or continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended ("Code"), the Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Distributions, if any, in excess of the Fund’s current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which first will reduce a shareholder’s tax basis in the Fund’s shares and then (after such basis is reduced to zero) generally will give rise to capital gains. Under the Taxpayer Relief Act of 1997 (“Tax Act”), different maximum tax rates apply to a non-corporate taxpayer’s net capital gain (the excess of net long-term capital gain over net short-term capital loss) depending on the taxpayer’s holding period and marginal rate of federal income tax -- generally, 15%.

Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor’s purchase of shares of the Fund, a portion of the purchase price is often attributable to unrealized appreciation in the Fund’s portfolio or undistributed taxable income. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for the shares and the distributions in reality represent a return of a portion of the purchase price.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying those distribution requirements.

FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in this SAI are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the period ended September 30, 200 6 ..  The Fund will provide the Annual Report without charge upon written request or request by telephone.

PART C:  OTHER INFORMATION

ITEM 1.  Exhibits.

(a)

Articles of Incorporation:

(i)

Articles of Incorporation are incorporated herein by reference to Exhibit No. 1 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-53683) filed on September 2, 1998;

(ii)

Amended and Restated Articles of Incorporation are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, (File No. 333-53683) filed on May 12, 2000;

(iii)

Second Amended and Restated Articles of Incorporation are incorporated herein by reference to Exhibit 23(a)(iii) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-53683) filed on December 2, 2004.

(b)

Bylaws are incorporated herein by reference to Exhibit No. 2 to Pre-Effective Amendment No. 2 to the Registration Statement on FormN-1 (File No. 333-53683) filed on September 2, 1998.

(c)

Instruments Defining Rights of Security Holders — Not Applicable.

(d)

Investment Advisory Agreement between StockCar Stocks Mutual Fund, Inc. and Summit Wealth Management, Inc. is incorporated herein by reference to Exhibit 23(d)(i) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-53683) filed on December 2, 2004.

(e)

Underwriting Contracts

(i)

Form of Mutual Fund Sales and Service Agreement is incorporated herein by reference to Exhibit 23(e)(2) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 333-53683) filed on December 2, 2005.

(ii)

Form of Principal Underwriting Agreement between StockCar Stocks Mutual Fund, Inc. and Trend Trader, LLC is filed herewith.

(f)

Bonus or Profit Sharing Contracts — Not Applicable.

(g)

Custodian Agreements between StockCar Stocks Mutual Fund, Inc. and U.S. Bank, N.A. is incorporated herein by reference to Exhibit 23(g)(i) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-53683) filed on December 2, 2004.

(h)

Other Material Contracts

(i)

Administration Agreement between StockCar Stocks Mutual Fund, Inc. and Summit Services, Inc. is incorporated herein by reference to Exhibit 23(h)(i) Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-53683) filed on December 2, 2004.

(ii)

Transfer Agent Servicing Agreement between StockCar Stocks Mutual Fund, Inc. and Mutual Shareholder Services, LLC is incorporated herein by reference to Exhibit 23(h)(ii) Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-53683) filed on December 2, 2004.

(i)

Opinion of counsel is incorporated by reference to Exhibit 23(i) Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-53683) filed on December 2, 2004.

(j)

Consents

(i)

Consent of Auditors—to be filed by subsequent amendment.

(ii)

Consent of Counsel—to be filed by subsequent amendment.

(k)

Omitted Financial Statements — Not Applicable.

(l)

Initial Capital Agreements — Not Applicable.

(m)

Rule 12b-1 Plan is filed herewith.

(n)

Rule 18f-3 Plan is filed herewith.

(o)

Reserved.

(p)

Code of Ethics.

(i)

Code of Ethics for StockCar Stocks Mutual Fund, Inc. is filed herewith.

(ii)

Code of Ethics for Summit Wealth Management, Inc. is incorporated by reference to Exhibit 23(p)(ii) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-53683) filed on December 2, 2004.

(iii)

 Personal Securities Transactions Policy is incorporated by reference to Exhibit 23(p)(iii) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-53683) filed on December 2, 2004.

(q)

Powers of Attorney are incorporated by reference to Exhibit 23(q) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-53683) filed on December 2, 2004.

ITEM 2.  Persons Controlled By Or Under Common Control With Registrant

The following information concerns the principal companies that may be deemed to be controlled by or under common control with Registrant (all 100% owned unless indicated otherwise):

None.

ITEM 3.  Indemnification

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the registrant (Exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 4.  Business And Other Connections Of Investment Adviser.

Summit Wealth Management, Inc. (the “Adviser”), a registered investment adviser located at 200 Mansell Court East, Suite 430, Roswell, GA, 30076 is a subsidiary of Summit Equity Capital Group.  The Adviser became the investment adviser to the Fund on October 29, 2004.  Formed in 1987, the Adviser provides investment advisory services primarily to high net worth individuals and small institutions.

The principal officers and directors of the Adviser are as follows:

Name	Position with the Adviser	Other Business Activities
Angelo Alleca	President	Financial Operations Principal, Summit Capital Investment Group ; Financial Operations Principal, Trend Trader, LLC
Farokh Billimoria	Chief Investment Officer	None
Bill Kovacs	Chief Legal Officer and Chief Compliance Officer	Consultant

ITEM 5.  PRINCIPAL UNDERWRITER

(a)

The principal underwriter also acts as a principal underwriter for Equipointe Funds.

(b)

[to provide the following information for each director, officer, or partner of Trend Trader]

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund

(c)

Information regarding commissions and other compensation received from the Fund by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person—Not Applicable.

ITEM 6.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books, or other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser, Summit Wealth Management, Inc., 200 Mansell Court East, Suite 430, Roswell, GA, 30076, the Fund’s Accountant, Mutual Shareholder Services, LLC, 8000 Towne Centre Drive , Suite 400 , Broadview Heights , OH 4414 7 , and the Fund’s Custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202

ITEM 7.  MANAGEMENT SERVICES

None.

ITEM 8.  UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, StockCar Stocks Mutual Fund, Inc., has duly caused this Post-Effective Amendment No. 1 3 to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Cincinnati, of the State of Ohio, on the 1st day of December , 200 6 ..

STOCKCAR STOCKS MUTUAL FUND, INC.

By: /s/ Allan Westcott

Allan Westcott

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Allan Westcott
Allan Westcott	President	December 1 , 200 6

/s/ William A. Faust
William A. Faust	Director	December 1 , 200 6

/s/ George Schnur
George Schnur	Director	December 1 , 200 6

/s/ Angelo Alleca
Angelo Alleca	Treasurer /Principal Financial Officer/Principal Accounting Officer	December 1 , 200 6

/s/ Donald S. Mendelsohn
Donald S. Mendelsohn Attorney-in-fact		December 1 , 200 6

EXHIBIT INDEX

1.  Principal Underwriting Agreement

EX-99.23.e.ii

2.  Rule 12b-1 Plan

EX-99.23.m.

3.  Rule 18f-3 Plan

EX-99.23.n.

4.  Code of Ethics

EX-99.23.p.i